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                                                                    EXHIBIT 10.3


                             FRESH ENTERPRISES, INC.
                        INCENTIVE STOCK OPTION AGREEMENT
                        --------------------------------


     THIS AGREEMENT, dated ________________ (the "Grant Date") is made by and between Fresh Enterprises, Inc., a California corporation hereinafter referred to as the "Company," and Employee Name, an Employee of the Company or a Subsidiary of the Company, hereinafter referred to as the "Optionee" or the "Employee."

     WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase _________ shares of its Common Stock, no par value at a purchase price of _____ per share; and

     WHEREAS, the Company wishes to carry out the 2001 Fresh Enterprises, Inc. Stock Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

     WHEREAS, the Committee appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Incentive Stock Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officer to issue said Option;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS
                                   -----------

     Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

Section 1.1.   Acceleration Event.
------------   ------------------

     "Acceleration Event" shall mean any of the following transactions:

     (a) the sale of all or substantially all of the assets of the Company; or

     (b) the consummation of a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute an Acceleration Event; or

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     (c) the stockholders of the Company approve a plan of complete liquidation of the Company.

Section 1.2.   Board
------------   -----

     "Board" shall mean the Board of Directors of the Company.

Section 1.3.   Code
------------   ----

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.4.   Committee
------------   ---------

     "Committee" shall mean the Board or the Committee appointed to administer the Plan with respect to Options granted to Employees, as provided in Section
10.1 of the Plan.

Section 1.5.   Company
------------   -------

     "Company" shall mean Fresh Enterprises, Inc., a California corporation.

Section 1.6.   Director
------------   --------

     "Director" shall mean a member of the Board.

Section 1.7.   DRO
------------   ---

     "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Optionee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

Section 1.8.   Exchange Act
------------   ------------

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.9.   Option
------------   ------

     "Option" shall mean the Incentive Stock Option to purchase Common Stock of the Company granted under this Agreement, which Option is intended to qualify as an "incentive stock option" under Code Section 422.

Section 1.10.  Plan
-------------  ----

     "Plan" shall mean the 2001 Fresh Enterprises, Inc. Stock Plan.

Section 1.11.  Rule 16b-3
-------------  ----------

     "Rule 16b-3" shall mean Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.12.  Secretary
-------------  ---------

     "Secretary" shall mean the Secretary of the Company.

                                       2

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Section 1.13.  Securities Act
-------------  --------------

     "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.14.  Series A Stock
-------------  --------------

     "Series A Stock" shall mean the Series A Convertible Preferred Stock of the Company, par value $0.01 per share, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

Section 1.15.  Shareholders' Agreement
-------------  -----------------------

     "Shareholders' Agreement" shall mean that certain Shareholders' Agreement dated as of November 24, 1998 by and among the Company and the holders of the issued and outstanding capital stock of the Company listed on Schedule A thereto, as in effect from time to time.

Section 1.16.  Subsidiary
-------------  ----------

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.17.  Termination of Employment
-------------  -------------------------

     "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) a termination where there is a simultaneous reemployment or continuing employment of the Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, a termination which results in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former Employee.

                                   ARTICLE II.
                                GRANT OF OPTION
                                ---------------
Section 2.1.   Grant of Option
------------   ---------------

     In consideration of the Optionee's agreement to render faithful and efficient services to the Company and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Optionee the Option to
purchase any part or all of an aggregate of        shares of its no par value
Common Stock upon the terms and conditions set forth in this Agreement.

                                       3

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Section 2.2.   Purchase Price
------------   --------------

     The purchase price of the shares of stock covered by the Option shall be $9.25 per share without commission or other charge, which price the Committee has determined to be not less than the Fair Market Value thereof on the date hereof.

Section 2.3.   Consideration to Company
------------   ------------------------

     In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the absolute rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and the Optionee.

Section 2.4.   Adjustments in Option
------------   ---------------------

     The Committee may make adjustments with respect to the Option in accordance with the provisions of Section 11.3 of the Plan.

                                  ARTICLE III.
                            PERIOD OF EXERCISABILITY
                            ------------------------

Section 3.1.   Commencement of Exercisability
------------   ------------------------------

     (a) Subject to subsections (b), (c) and (d) below, and Section 3.3, the Option shall become exercisable in five cumulative installments as follows:

          (i) The first installment shall consist of ten percent (10%) of the shares covered by the Option and shall be immediately exercisable on the Grant Date.

          (ii) The second installment shall consist of ten percent (10%) of the shares covered by the Option and shall become exercisable on the first anniversary of the Grant Date.

          (iii) The third installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the second anniversary of the Grant Date.

          (iv) The fourth installment shall consist of twenty percent (20%) of the shares covered by the Option and shall become exercisable on the third anniversary of the Grant Date.

          (v) The fifth installment shall consist of forty percent (40%) of the shares covered by the Option and shall become exercisable on the fourth anniversary of the Grant Date.

                                       4

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     (b) No portion of the Option which is unexercisable at Termination of
Employment shall thereafter become exercisable.

     (c) Notwithstanding subsection (a), upon the occurrence of the first Acceleration Event as of which the Optionee remains continuously employed by the Company from the Grant Date, the Option shall become exercisable in full provided it has not otherwise expired as of such date.

Section 3.2.    Duration of Exercisability
------------    ---------------------------

     The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

Section 3.3.    Expiration of Option
------------    --------------------

     The Option shall terminate and may not be exercised after the earliest of:

     (a) Ten (10) years after the date of grant; or

     (b) Six (6) months after the date the Optionee's employment is terminated if such termination is due to the Optionee's death or disability; or

     (c) Thirty (30) days after the date the Optionee's employment is terminated for a reason other than death or disability; or

     (d) Concurrently with the termination of the Optionee's employment for cause.

                                   ARTICLE IV.
                               EXERCISE OF OPTION
                               ------------------

Section 4.1.    Person Eligible to Exercise
------------    ---------------------------

     During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 4.2.    Partial Exercise
------------    ----------------

     Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable; provided, however,
                                                          --------  -------
that each partial exercise shall be for not less than one hundred (100) shares and shall be for whole shares only.

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Section 4.3.    Manner of Exercise
------------    ------------------

     The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following prior to the time when the Option or such portion becomes unexercisable:

     (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion; and

     (b)  (i)   Full cash payment to the Secretary of the Company for the shares with respect to which such Option or portion is exercised; or

          (ii) With the consent of the Committee, through the delivery of property of any kind which constitutes good and valuable consideration or other manner of payment provided in Section 6.2(e) of the Plan; or

          (iii) With the consent of the Committee, any combination of the consideration provided in the foregoing subparagraphs (i) and (ii); and

     (c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its reasonable discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of the Shareholders' Agreement and this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

     (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; provided, that prior to the date of Termination of Employment, with the consent of the Committee, shares of the Company's Common Stock owned by the Optionee, duly endorsed for transfer, with a Fair Market Value on the date of delivery equal to the sums required to be withheld, may be used to make all or part of such payment; and

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     (e) In the event the Option or portion shall be exercised pursuant to
Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

     (f) To the extent required by the Administrator, a Consent of Spouse from the spouse of the Optionee.

Section 4.4.   Conditions to Issuance of Stock Certificates
------------   --------------------------------------------

     The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its sole discretion, deem necessary or advisable; and

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; and

     (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon exercise of the Option; and

     (e) The receipt by the Company of a joinder agreement to the Shareholders' Agreement in form and substance satisfactory to the Administrator executed by the Optionee and providing that the Optionee agrees to be bound by the provisions of the Shareholders' Agreement as though an original party thereto.

Section 4.5.   Rights as Shareholder
------------   ---------------------

     The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until the Holder shall have paid to the Company the Option exercise price and applicable withholding tax.

Section 4.6.   Notice of Transfer
------------   ------------------

     As a condition to exercising the Option, the Optionee agrees to give the Company prompt notice of any disposition of the shares of Common Stock acquired upon exercise of the Option within (i) two years after the Grant Date or, if applicable, two years after the date the Option is

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modified, extended or renewed for purposes of Section 424(a) of the Code, and
(ii) one year after the issuance of such shares to the Optionee.

Section 4.7.   Lock-Up Period
------------   --------------

     As a condition to exercising the Option, the Optionee agrees that for a period of up to one hundred eighty (180) days prior to the effective date of a registration statement covering shares of Common Stock and a period of up to one hundred eighty (180) days (or such other period as is reasonably agreed to by the Company and the managing underwriter(s)) following the effective date of a registration statement covering shares of Common Stock, the Optionee will not sell, assign, transfer or pledge any shares of Common Stock owned by the Optionee if such a prohibition on transfer is requested of the Optionee by the managing underwriter(s) for the Company in connection with the public offering of shares of Common Stock.

Section 4.8.   Forfeiture Provisions
------------   ---------------------

     As a condition to exercising the Option, the Optionee understands and agrees that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Optionee upon any receipt or exercise of this Option, or upon the receipt or resale of any Common Stock issued upon exercise of this Option, must be paid to the Company, and (ii) this Option shall terminate and any unexercised portion of the Option (whether or not vested) shall be forfeited, if: (b)(i) the Optionee at any time during the term of Optionee's employment by the Company or during the one year period following the Optionee's Termination of Employment, engages in any activity which is in competition with the Company or inimical, contrary or harmful to the interests of the Company (as determined in the reasonable discretion of the Administrator), (ii) the Optionee's employment is terminated for cause, or (iii) the Optionee at any time breaches the provisions of the Optionee's Non-Disclosure Agreement with the Company.

                                   ARTICLE V.
                                OTHER PROVISIONS
                                ----------------

Section 5.1.   Administration
------------   --------------

     The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 5.2.   Option Not Transferable
------------   -----------------------

     Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution,

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or, subject to the consent of the Committee, pursuant to a DRO, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Section 5.3.   Shares to Be Reserved
------------   ---------------------

     The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4.   Shares Subject to Plan and Shareholders' Agreement
------------   --------------------------------------------------

     The Optionee acknowledges that all shares acquired upon exercise of the Option are subject to the terms of the Plan and the Shareholders' Agreement.

Section 5.5.   Notices
------------   -------

     Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to the Optionee at the address given beneath the Optionee's signature hereto. By a notice given pursuant to this
Section 5.5, either party may hereafter designate a different address for notices. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.5. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service or personally delivered; provided, however, that any notice to be given by the Optionee
           --------  -------
relating to the exercise of the Option or any portion thereof shall be deemed duly given upon receipt by the Secretary or his or her office.

Section 5.6.   Titles
------------   ------

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.7.   Construction
------------   ------------

     This Agreement shall be administered, interpreted and enforced under the internal laws of the state of California without regard to conflicts of laws thereof.

Section 5.8.   Conformity to Securities Laws
------------   -----------------------------

     The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, the applicable exemptive conditions of Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.9.   Amendments
------------   ----------

     This Agreement and the Plan may be amended without the consent of the Optionee, provided that no amendment of this Agreement shall, without the consent of the Optionee, impair any rights of the Optionee under this Agreement.

Section 5.10.  Section 162(m)
-------------  --------------

     The parties hereby acknowledge and agree that without the consent of the Holder no modifications or restrictions to the provisions in this Agreement may be made on account of Section 162(m) of the Code which would adversely affect any rights of the Holder hereunder.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                       FRESH ENTERPRISES, INC.


                                       By:______________________________________
                                          Gregory G. Dollarhyde
                                          President and Chief Executive Officer

OPTIONEE:

__________________________

__________________________

__________________________
Address

Optionee's Taxpayer
Identification Number: __________________________